                                                               Exhibit-(g)(iii)

                            TRANSFER AGENCY AGREEMENT
                               AMENDED SCHEDULE A

Fund                                                      Effective Date
----                                                      --------------

Schwab 1000 Fund                                          January 1, 1994

Schwab Long-Term Government                               May 1, 1993
     Bond Fund

Schwab Short/Intermediate                                 May 1, 1993
     Government Bond Fund

Schwab Long-Term California                               May 1, 1993
     Tax-Free Bond Fund

Schwab Short/Intermediate                                 May 1, 1993
     California Tax-Free Bond Fund

Schwab Long-Term Tax-Free Bond Fund                       May 1, 1993

Schwab Short/Intermediate                                 May 1, 1993
     Tax-Free Bond Fund

Schwab YieldPlus Fund                                     July 21, 1999

Schwab GNMA Fund                                          January 27, 2003

Schwab California Tax-Free YieldPlus Fund                 November 15, 2004

Schwab Tax-Free YieldPlus Fund                            November 15, 2004

Schwab Inflation Protected Fund                           January 21, 2006

Schwab Global Real Estate Fund                            February 28, 2007


                                          SCHWAB INVESTMENTS

                                          By:
                                                  --------------------------
                                          Name:   Kimon Daifotis
                                          Title:  Senior Vice President and
                                                  Chief Investment Officer


                                          CHARLES SCHWAB & CO., INC.

                                          By:
                                                  --------------------------
                                          Name:   Fred Potts
                                          Title:  Senior Vice President

Dated:
       ---------------------

                                     AMENDED

                                   SCHEDULE C

                              TRANSFER AGENT FEES

Fund                                         Fee
----                                         ---
Schwab 1000 Fund                             Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Short-Term Bond Market Fund           Five one-hundredths of one percent (.05%) of the average annual
(Formerly known as Schwab Short-Term         net assets, calculated and payable on a monthly basis
Bond Market Index Fund; and Schwab
Short/Intermediate)

Schwab Total Bond Market Fund (Formerly      Five one-hundredths of one percent (.05%) of the Fund's average
known as Schwab Total Bond Market Index      annual net assets, calculated and payable on a monthly basis
Fund; and Schwab Long-Term
Government Bond Fund)

Schwab Long-Term California Tax-Free Bond    Five one-hundredths of one percent (.05%) of the Fund's average
Fund                                         annual net assets, calculated and payable on a monthly basis

Schwab Short/Intermediate California         Five one-hundredths of one percent (.05%) of the Fund's
Tax-Free Bond Fund                           average annual net assets, calculated and payable on a monthly basis

Schwab Long-Term Tax-Free Bond Fund          Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Short/Intermediate Tax-Free Bond      Five one-hundredths of one percent (.05%) of the Fund's average
Fund                                         annual net assets, calculated and payable on a monthly basis

Schwab YieldPlus Fund                        Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab GNMA Fund                             Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab California Tax-Free YieldPlus Fund    Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Tax-Free YieldPlus Fund               Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Inflation Protected Fund              Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Global Real Estate Fund


                                          SCHWAB INVESTMENTS


                                          By:
                                                  --------------------
                                          Name:   Kimon Daifotis
                                          Title:  Senior Vice President and
                                                  Chief Investment Officer


                                          CHARLES SCHWAB & CO., INC.


                                          By:
                                                  --------------------
                                          Name:   Fred Potts
                                          Title:  Senior Vice President


Dated:
       -----------------